                                  EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flagstar Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul D. Borja, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2005                            by: /s/ Paul D. Borja

                                                   Paul D. Borja
                                                   Executive Vice President and
                                                   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Flagstar Bancorp, Inc. and will be retained by Flagstar Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.